                                                                      Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-138127  on Form S-8 of our  report  dated  April 2,  2007,  relating  to the financial  statements and financial  statement  schedules of AmCOMP Incorporated appearing in this Annual Report on Form 10-K of AmCOMP Incorporated for the year ended December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Ft. Lauderdale, FL
April 2, 2007